                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 1, 1997


                       ENlighten Software Solutions, Inc.
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

          California                     0-23446                 94-3008888
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)
--------------------------------------------------------------------------------

999 Baker Way, Suite 500, San Mateo, California                       94404-1578
   (Address of principal executive offices)                           (Zip Code)
--------------------------------------------------------------------------------



        Registrant's telephone number, including area code (650) 578-0700


          (Former name or former address, if changed since last report)

        The undersigned registrant hereby amends the following item of its Current Report dated October 1, 1997 on Form 8-K as set forth in the pages attached thereto:



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) The following exhibits are attached hereto and filed herewith:

        7.1 Proforma consolidated financial statements of ENlighten Software Solutions, Inc. for the year ended December 31, 1996 and the nine months ended September 30, 1997.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENLIGHTEN SOFTWARE SOLUTIONS, INC.




Date:  December __, 1997             By:    /s/ Michael A. Morgan
                                          -------------------------------
                                            Michael A. Morgan
                                            Vice President, Finance and
                                            Administration, Chief Financial
                                            Officer and Secretary

                ENLIGHTEN SOFTWARE SOLUTIONS, INC. AND SUBSIDIARY

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                               SEPTEMBER 30, 1997

                                                    ENlighten Software
                                                     Solutions, Inc.       Pro Forma      Pro Forma
                                                      and Subsidiary       Adjustment     Consolidated
                                                    -------------------  --------------- ---------------
                                     ASSETS

Current assets:
   Cash, cash equivalents, and short term investments     $   586,606      $ 1,585,378(1)      $ 2,171,984
   Accounts receivable, less allowance for
    doubtful accounts                                       1,209,159                0           1,209,159
   Prepaid expenses and other assets                          307,796                0             307,796
                                                          -----------      -----------         -----------

           Total current assets                             2,103,561        1,585,378           3,688,939
                                                          -----------      -----------         -----------

   Property and equipment, net                                976,297         (114,580)(1)         861,717
   Acquired technology and software development
    costs, net                                                690,891         (147,110)(1)         543,781
   Other assets                                               221,034                0             221,034
                                                          -----------      -----------         -----------

                                                          $ 3,991,783      $ 1,323,688         $ 5,315,471
                                                          ===========      ===========         ===========

                       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accrued and other current liabilities                      584,117          105,488(1)          689,605
   Deferred revenue                                         1,358,376       (1,257,489)(1)         100,887
                                                          -----------      -----------         -----------

           Total current liabilities                        1,942,493       (1,152,001)            790,492
                                                          -----------      -----------         -----------

Shareholders' equity:
   Common stock                                             5,059,640                            5,059,640
   Accumulated deficit                                     (3,010,350)       2,475,689(1)         (534,661)
                                                          -----------      -----------         -----------

           Total shareholders' equity                       2,049,290        2,475,689           4,524,979
                                                          -----------      -----------         -----------

                                                          $ 3,991,783      $ 1,323,688         $ 5,315,471
                                                          ===========      ===========         ===========



       See notes to unaudited pro forma consolidated financial statements

               ENLIGHTEN SOFTWARE SOLUTIONS, INC. AND SUBSIDIARY

                              UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                             ENlighten Software
                                              Solutions, Inc.     Pro Forma            Pro Forma
                                               and Subsidiary    Adjustment          Consolidated
                                                -----------      -----------         ------------
Revenue:
   Product license fees                         $ 1,337,803      $  (946,404)(2)     $   391,399
   Product maintenance fees                       2,544,186       (2,496,375)(2)          47,811
   Consulting services                              110,784         (110,784)(2)               0
                                                -----------      -----------         -----------
              Total revenue                       3,992,773       (3,553,563)            439,210

Cost of revenue                                     699,503         (446,467)(2)         253,036
                                                -----------      -----------         -----------
              Gross profit                        3,293,270       (3,107,096)            186,174
                                                -----------      -----------         -----------
Operating expenses:
   Research and development                       1,691,204         (320,175)(2)       1,371,029
   Sales and marketing                            2,861,728         (176,175)(2)       2,685,553
   General and administrative                     1,189,586          (39,188)(2)       1,150,398
                                                -----------      -----------         -----------
              Total operating expenses            5,742,518         (535,538)          5,206,980
                                                -----------      -----------         -----------
              Operating loss                     (2,449,248)      (2,571,558)         (5,020,806)
                                                -----------      -----------         -----------
Other income (expense):
   Interest income (net)                             66,728                0              66,728
                                                -----------      -----------         -----------
              Loss before income taxes           (2,382,520)      (2,571,558)         (4,954,078)
                                                -----------      -----------         -----------
Income tax expense                                    1,080            1,080(2)                0
                                                -----------      -----------         -----------
                 Net loss                       $(2,383,600)     $(2,572,638)        $(4,954,078)
                                                ===========      ===========         ===========

Net loss per share                              $     (0.81)     $                        $(1.69)

Shares used in computing net loss per share       2,936,025                            2,936,025
                                                ===========      ===========         ===========



       See notes to unaudited pro forma consolidated financial statements

               ENLIGHTEN SOFTWARE SOLUTIONS, INC. AND SUBSIDIARY

                              UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                                                 ENlighten Software
                                                   Solutions, Inc.    Pro Forma           Pro Forma
                                                   and Subsidiary    Adjustment         Consolidated
                                                    -----------      -----------         -----------
Revenue:
   Product license fees                             $ 2,644,546      $(2,071,186)(3)     $   573,360
   Product maintenance fees                           3,407,778       (3,394,492)(3)          13,286
   Consulting services                                  424,975         (424,975)(3)               0
                                                    -----------      -----------         -----------
              Total revenue                           6,477,299       (5,890,653)            586,646

Cost of revenue                                       1,033,649         (856,577)(3)         177,072
                                                    -----------      -----------         -----------
              Gross profit                            5,443,650       (5,034,076)            409,574
                                                    -----------      -----------         -----------
Operating expenses:
   Research and development                           2,047,604         (426,900)(3)       1,620,704
   Sales and marketing                                2,979,078         (234,900)(3)       2,744,178
   General and administrative                         1,371,108          (52,250)(3)       1,318,858
   Acquired in-process research and development         210,469                0             210,469
                                                    -----------      -----------         -----------
              Total operating expenses                6,608,259         (714,050)          5,894,209
                                                    -----------      -----------         -----------
              Operating loss                         (1,164,609)      (4,320,026)         (5,484,635)

Other income (expense):
   Interest income, net                                 185,164                0             185,164
                                                    -----------      -----------         -----------
              Loss before income taxes                 (979,445)      (4,320,026)         (5,299,471)

Income tax expense                                       58,535            1,080(3)           57,455
                                                    -----------      -----------         -----------
                 Net loss                           $(1,037,980)     $(4,321,106)        $(5,356,926)
                                                    ===========      ===========         ===========

Net loss per share                                  $     (0.36)     $                        $(1.87)

Shares used in computing net loss per share           2,870,448                            2,870,448
                                                    ===========      ===========         ===========

       See notes to unaudited pro forma consolidated financial statements

                ENLIGHTEN SOFTWARE SOLUTIONS, INC. AND SUBSIDIARY

                        NOTES TO THE UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS

                        YEAR ENDED DECEMBER 31, 1996 AND
                      NINE MONTHS ENDED SEPTEMBER 30, 1997



Basis of Presentation

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company. The unaudited pro forma consolidated financial statements do not claim to be indicative of the financial position of the Company had the sale occurred on September 30, 1997. Nor do the unaudited pro forma financial statements claim to be indicative of the results of operations that actually would have occurred had the sale been consummated on January 1, 1996, or to project the Company's financial position or results of operations for any future period.


1. To record the cash received, assets and liabilities disposed of, transaction costs, and the gain on sale of certain assets, net of certain liabilities assumed from the sale of the Tandem product line. The cash received does not include the additional sum of approximately $700,000 held in an escrow account to be received by ENlighten Software Solutions upon satisfaction of certain performance objectives.

2. To eliminate the operations of the Tandem product line from the consolidated statement of operations of the Company for the nine months ended September 30, 1997, assuming the sale had occurred at January 1, 1997.

3. To eliminate the operations of the Tandem product line from the consolidated statement of operations of the Company for the year ended December 31, 1996, assuming the sale had occurred January 1, 1996.